UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

ITEM 1.     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2017

WESTERN ASSET

HIGH YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Yield Fund for the six-month reporting period ended November 30, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 29, 2017

II	Western Asset High Yield Fund

Investment commentary

Economic review

Economic activity in the U.S. improved during the six months ended November 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2017 U.S. gross domestic product (“GDP”)i growth, as revised, was 1.2%. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s final reading for third quarter 2017 GDP growth — released after the reporting period ended — was 3.2%. Stronger growth was attributed to a number of factors, including positive contributions from private inventory investment and upturns in state and local government spending. These positive factors were partly offset by a decrease in personal consumption expenditures, nonresidential fixed investment and exports.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on November 30, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In November 2017, 23.8% of Americans looking for a job had been out of work for more than six months, versus 24.3% when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Western Asset High Yield Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiv at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

The Fed’s next rate hike occurred at its meeting that ended on March 15, 2017, as it raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, after the reporting period ended, the Fed raised rates to a range between 1.25% and 1.50%.

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. However, on November 2, 2017, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended November 30, 2017. The yield for the two-year Treasury note began the reporting period at 1.28%. The low for the period of 1.27% occurred on September 7 and September 8, 2017. The yield for the two-year Treasury note ended the reporting period at 1.78% — equaling its high for the period. The yield for the ten-year Treasury began the reporting period at 2.21% and ended the period at 2.42%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 2.46% took place on October 26, 2017.

IV	Western Asset High Yield Fund

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given shifting expectations for global growth, questions regarding future central bank monetary policy, uncertainties pertaining to U.S. fiscal policy and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexix, returned 0.68% during the six-month reporting period ended November 30, 2017.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexx, gained 2.29% for the six months ended November 30, 2017. The high-yield market rallied in June and July 2017. This was driven by overall robust demand from investors looking to generate incremental yield in the low interest rate environment. The high yield market was then relatively flat in August 2017, and again moved higher in September and October 2017. However, the high-yield market then experienced a modest setback in November 2017.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned 2.03% during the six months ended November 30, 2017. The asset class posted positive results during four of the six months of the reporting period. This was triggered by overall strong investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar.

Performance review

For the six months ended November 30, 2017, Class I shares of Western Asset High Yield Fund returned 2.61%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 2.29% for the same period. The Lipper High Yield Funds Category Average1 returned 2.01% over the same time frame.

Performance Snapshot as of November 30, 2017 (unaudited)
(excluding sales charges)	6 months
Western Asset High Yield Fund[2]:
Class A	2.35%
Class A2	2.48%
Class C	2.09%
Class R	2.31%
Class I	2.61%
Class IS	2.64%
Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	2.29%
Lipper High Yield Funds Category Average[1]	2.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 709 funds in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Effective June 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

Western Asset High Yield Fund	V

Investment commentary (cont’d)

performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended November 30, 2017 for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 4.55%, 4.59%, 4.02%, 4.46%, 5.01% and 5.11%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class R and Class IS shares would have been 4.42% and 5.09%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2017, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 1.00%, 0.97%, 1.73%, 1.46%, 0.71% and 0.66%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 1.05% for Class A shares, 1.25% for Class A2 shares, 1.80% for Class C shares, 1.30% for Class R shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 29, 2017

VI	Western Asset High Yield Fund

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The risks of high yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset High Yield Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2017 and May 31, 2017 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Yield Fund 2017 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2017 and held for the six months ended November 30, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.35%	$1,000.00	$1,023.50	0.99%	$5.02	Class A	5.00%	$1,000.00	$1,020.10	0.99%	$5.01
Class A2	2.48	1,000.00	1,024.80	0.97	4.92	Class A2	5.00	1,000.00	1,020.21	0.97	4.91
Class C	2.09	1,000.00	1,020.90	1.73	8.76	Class C	5.00	1,000.00	1,016.39	1.73	8.74
Class R	2.31	1,000.00	1,023.10	1.31	6.64	Class R	5.00	1,000.00	1,018.50	1.31	6.63
Class I	2.61	1,000.00	1,026.10	0.72	3.66	Class I	5.00	1,000.00	1,021.46	0.72	3.65
Class IS	2.64	1,000.00	1,026.40	0.66	3.35	Class IS	5.00	1,000.00	1,021.76	0.66	3.35

2	Western Asset High Yield Fund 2017 Semi-Annual Report

[1]	For the six months ended November 30, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Western Asset High Yield Fund 2017 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA High Yield	— Western Asset High Yield Fund

4	Western Asset High Yield Fund 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA High Yield	— Western Asset High Yield Fund

Western Asset High Yield Fund 2017 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 85.4%
Consumer Discretionary — 20.3%
Auto Components — 1.4%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	570,000	$587,453	(a)
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	360,000	366,527	(a)
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	360,000	374,400
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	230,000	238,982
IHO Verwaltungs GmbH, Senior Secured Bonds (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	330,000	336,108	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	230,000	233,450	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	490,000	520,625	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	590,000	630,787	(a)
Total Auto Components				3,288,332
Diversified Consumer Services — 0.8%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	720,000	796,500	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	430,000	454,187
Service Corp. International, Senior Notes	7.500%	4/1/27	147,000	175,298
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	500,000	511,250	(a)
Total Diversified Consumer Services				1,937,235
Hotels, Restaurants & Leisure — 5.8%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	300,000	308,812	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	380,000	389,500	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	250,000	251,000	(a)
Aramark Services Inc., Senior Notes	5.000%	4/1/25	530,000	565,112	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/18	1,213,734	1,213,734	(a)(b)(c)(d)
Brinker International Inc., Senior Notes	5.000%	10/1/24	460,000	462,300	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,135,000	1,204,519
CCM Merger Inc., Senior Notes	6.000%	3/15/22	68,000	70,040	(a)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	1,455,000	146	*(a)(e)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	610,000	659,941
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	690,000	719,325	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	120,000	124,350
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	550,000	581,130

See Notes to Financial Statements.

6	Western Asset High Yield Fund 2017 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	400,000	$452,500	(a)
MGM Resorts International, Senior Notes	7.750%	3/15/22	750,000	872,100
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	920,000	954,500	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	800,000	884,000
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	700,000	740,250	(a)
Scientific Games International Inc., Senior Secured Notes	5.000%	10/15/25	160,000	162,200	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	592,000	640,840	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	590,000	612,125
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	660,000	628,650	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,290,000	1,307,737	(a)
Total Hotels, Restaurants & Leisure				13,804,811
Household Durables — 1.8%
CalAtlantic Group Inc., Senior Notes	6.250%	12/15/21	440,000	485,650
Century Communities Inc., Senior Notes	5.875%	7/15/25	1,090,000	1,102,262	(a)
Lennar Corp., Senior Notes	4.500%	4/30/24	310,000	320,463
Lennar Corp., Senior Notes	4.750%	11/29/27	770,000	791,175	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	700,000	731,500	(a)
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.625%	8/15/25	870,000	852,730	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	60,000	62,100
Total Household Durables				4,345,880
Internet & Direct Marketing Retail — 0.2%
Netflix Inc., Senior Bonds	5.875%	2/15/25	507,000	543,758
Leisure Products — 0.5%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,290,000	1,080,375	(a)
Media — 6.6%
AMC Entertainment Holdings Inc., Senior Subordinated Notes	6.125%	5/15/27	440,000	438,900
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	580,000	611,900	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/23	500,000	518,750	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	770,000	800,800	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	350,000	347,594	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,360,000	1,438,968
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	430,000	496,181
DISH DBS Corp., Senior Notes	5.875%	7/15/22	30,000	30,975
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,480,000	2,507,900
DISH DBS Corp., Senior Notes	7.750%	7/1/26	400,000	433,000

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
EW Scripps Co., Senior Notes	5.125%	5/15/25	430,000	$430,000	(a)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	490,000	520,012	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	480,000	473,400	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	2,960,000	2,992,945	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	440,000	543,923
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	610,000	595,512	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	770,000	768,075	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	410,000	425,888	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.500%	1/15/25	300,000	313,875	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	260,000	272,142	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	860,000	869,933	(a)
Total Media				15,830,673
Multiline Retail — 0.2%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	570,000	599,213
Specialty Retail — 2.4%
American Greetings Corp., Senior Notes	7.875%	2/15/25	700,000	763,000	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	170,000	173,613	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	460,000	481,850	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	970,000	591,700	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	430,000	405,812	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	950,000	951,615
Lithia Motors Inc., Senior Notes	5.250%	8/1/25	360,000	378,900	(a)
PetSmart Inc., Senior Notes	7.125%	3/15/23	250,000	183,125	(a)
PetSmart Inc., Senior Notes	8.875%	6/1/25	650,000	490,750	(a)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	280,000	242,200	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	530,000	532,319
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	600,000	610,500	(a)
Total Specialty Retail				5,805,384
Textiles, Apparel & Luxury Goods — 0.6%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	200,000	204,750	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	510,000	522,597	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	630,000	659,534
Total Textiles, Apparel & Luxury Goods				1,386,881
Total Consumer Discretionary				48,622,542
Consumer Staples — 2.3%
Beverages — 0.6%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	780,000	791,212	(a)

See Notes to Financial Statements.

8	Western Asset High Yield Fund 2017 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	630,000	$650,790	(a)
Total Beverages				1,442,002
Food & Staples Retailing — 0.2%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	690,000	636,525	(a)
Food Products — 0.7%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	200,000	207,750	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	1,050,000	1,107,750	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	380,000	397,575	(a)
Total Food Products				1,713,075
Household Products — 0.5%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	410,000	437,675
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	330,000	350,213
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	350,000	369,250
Total Household Products				1,157,138
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	340,000	311,525
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	320,000	336,000	(a)
Total Tobacco				647,525
Total Consumer Staples				5,596,265
Energy — 15.0%
Energy Equipment & Services — 1.6%
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	950,000	921,500	(a)
Precision Drilling Corp., Senior Notes	7.125%	1/15/26	640,000	646,406	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	320,000	258,400
Transocean Inc., Senior Notes	9.000%	7/15/23	300,000	325,125	(a)
Transocean Inc., Senior Notes	7.500%	1/15/26	430,000	442,900	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	400,000	321,000
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	960,000	921,600	(a)
Total Energy Equipment & Services				3,836,931
Oil, Gas & Consumable Fuels — 13.4%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	590,000	623,188
Berry Petroleum Co. Escrow	—	—	1,520,000	0	*(c)(d)(f)
Berry Petroleum Co. Escrow	—	—	1,580,000	0	*(c)(d)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	790,000	823,575	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	600,000	690,000	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	560,000	$610,400
Centennial Resource Production LLC, Senior Notes	5.375%	1/15/26	360,000	366,300	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	740,000	804,750
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	150,000	145,500
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,070,000	989,750
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	800,000	798,000	(a)
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	580,000	556,974	(a)
Continental Resources Inc., Senior Notes	4.500%	4/15/23	140,000	143,150
Continental Resources Inc., Senior Notes	4.900%	6/1/44	320,000	305,600
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	520,000	544,700	(a)
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	470,000	505,250	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	140,000	150,500	(a)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	128,000	143,200
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	180,000	182,700	(a)(g)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	290,000	294,350	(a)(g)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	510,000	337,875	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	250,000	143,750
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	900,000	499,500
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	480,000	513,600	(a)
Extraction Oil & Gas Inc./Extraction Finance Corp., Senior Notes	7.875%	7/15/21	1,030,000	1,094,375	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	430,000	428,925
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	370,000	377,400
Gulfport Energy Corp., Senior Notes	6.375%	5/15/25	610,000	616,863
Magnum Hunter Resources Corp. Escrow	—	—	2,560,000	0	*(c)(d)(f)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	440,000	405,350	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	580,000	524,900	(a)
Murphy Oil USA Inc., Senior Notes	5.625%	5/1/27	500,000	526,250
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,140,000	1,177,050
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	550,000	573,056	(a)
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	380,000	390,925	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	180,000	223,200	(a)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	730,000	745,512
PDC Energy Inc., Senior Notes	7.750%	10/15/22	230,000	239,271
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	820,000	905,280
QEP Resources Inc., Senior Notes	6.875%	3/1/21	273,000	296,546

See Notes to Financial Statements.

10	Western Asset High Yield Fund 2017 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
QEP Resources Inc., Senior Notes	5.250%	5/1/23	510,000		$518,925
QEP Resources Inc., Senior Notes	5.625%	3/1/26	550,000		560,247
Range Resources Corp., Senior Notes	5.875%	7/1/22	120,000		123,900
Range Resources Corp., Senior Notes	5.000%	3/15/23	480,000		477,600
Range Resources Corp., Senior Notes	4.875%	5/15/25	260,000		254,800
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,450,000		1,640,312	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	11/15/23	940,000		918,850
RSP Permian Inc., Senior Notes	6.625%	10/1/22	1,030,000		1,086,650
RSP Permian Inc., Senior Notes	5.250%	1/15/25	410,000		420,250
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	600,000		571,500
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	400,000		339,500
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	961,593		980,825	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	160,000		162,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.125%	2/1/25	30,000		30,788
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.375%	2/1/27	30,000		30,863
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	1,110,000		1,097,512
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	690,000		714,150	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	830,000		1,025,050
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	520,000		541,450
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	440,000		578,600
WPX Energy Inc., Senior Notes	6.000%	1/15/22	170,000		175,950
WPX Energy Inc., Senior Notes	8.250%	8/1/23	770,000		872,987
WPX Energy Inc., Senior Notes	5.250%	9/15/24	270,000		266,625
Total Oil, Gas & Consumable Fuels					32,086,849
Total Energy					35,923,780
Financials — 8.0%
Banks — 2.3%
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	560,000		568,338	(h)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	360,000		410,643
Barclays PLC, Junior Bonds (8.000% to 12/15/20 then EUR 5 year Swap Annual + 6.750%)	8.000%	12/15/20	520,000	EUR	715,775	(h)(i)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	340,000		394,400	(a)(h)(i)
CIT Group Inc., Senior Notes	5.000%	8/15/22	815,000		873,069
CIT Group Inc., Senior Notes	5.000%	8/1/23	820,000		884,534

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	500,000	$601,662	(a)(h)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	530,000	598,900	(h)(i)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	450,000	532,535
Total Banks				5,579,856
Capital Markets — 0.3%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	750,000	805,313
Consumer Finance — 1.8%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000	571,362
FirstCash Inc., Senior Notes	5.375%	6/1/24	540,000	564,300	(a)
Navient Corp., Senior Notes	6.500%	6/15/22	190,000	199,738
Navient Corp., Senior Notes	5.875%	10/25/24	770,000	777,931
Navient Corp., Senior Notes	6.750%	6/25/25	1,350,000	1,393,875
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	760,000	703,000	(a)
Total Consumer Finance				4,210,206
Diversified Financial Services — 2.7%
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	670,000	658,275	(a)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	704,000	702,240	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	550,000	551,375	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	3/15/22	400,000	414,000	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	10/1/25	630,000	630,000	(a)
Nielsen Co. (Luxembourg) Sarl, Senior Notes	5.000%	2/1/25	380,000	396,150	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	310,000	318,137	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	260,000	252,850	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	2,340,000	2,401,425	(a)
Total Diversified Financial Services				6,324,452
Insurance — 0.4%
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	570,000	578,550
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	320,000	277,600
Total Insurance				856,150
Thrifts & Mortgage Finance — 0.5%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,000,000	1,056,250	(a)
Radian Group Inc., Senior Notes	4.500%	10/1/24	190,000	195,757
Total Thrifts & Mortgage Finance				1,252,007
Total Financials				19,027,984

See Notes to Financial Statements.

12	Western Asset High Yield Fund 2017 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 8.0%
Biotechnology — 0.3%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	690,000	$679,650	(a)
Health Care Equipment & Supplies — 0.4%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	320,000	289,600
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	700,000	666,313	(a)
Immucor Inc., Senior Notes	11.125%	2/15/22	100,000	104,000	(a)
Total Health Care Equipment & Supplies				1,059,913
Health Care Providers & Services — 5.3%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	180,000	175,950	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	662,000	663,523	(c)(d)(h)(j)
BioScrip Inc., Senior Notes	8.875%	2/15/21	590,000	531,000
Centene Corp., Senior Notes	4.750%	1/15/25	1,300,000	1,336,790
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	390,000	350,512
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	200,000	188,000
DaVita Inc., Senior Notes	5.125%	7/15/24	190,000	193,681
DaVita Inc., Senior Notes	5.000%	5/1/25	580,000	581,624
Envision Healthcare Corp., Senior Notes	6.250%	12/1/24	170,000	179,988	(a)
HCA Inc., Notes	7.690%	6/15/25	1,035,000	1,164,375
HCA Inc., Notes	7.500%	11/6/33	250,000	280,000
HCA Inc., Senior Bonds	5.375%	2/1/25	280,000	291,200
HCA Inc., Senior Notes	7.500%	2/15/22	270,000	305,100
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	210,000	213,465
HCA Inc., Senior Secured Notes	5.500%	6/15/47	1,580,000	1,603,700
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	1,000,000	1,076,250	(a)
Polaris Intermediate Corp., Senior Notes (8.500% PIK)	8.500%	12/1/22	390,000	406,731	(a)(b)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	370,000	391,737	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,960,000	1,947,750
Tenet Healthcare Corp., Senior Secured Bonds	4.375%	10/1/21	190,000	190,950
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	110,000	110,858
West Street Merger Subordinated Inc., Senior Notes	6.375%	9/1/25	590,000	597,375	(a)
Total Health Care Providers & Services				12,780,559
Pharmaceuticals — 2.0%
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	280,000	279,650
Mallinckrodt International Finance SA, Senior Notes	5.750%	8/1/22	80,000	74,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	1,280,000	1,297,600	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	510,000	510,638	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	60,000	$58,725	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,630,000	1,403,837	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	560,000	601,300	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	5.500%	11/1/25	450,000	457,920	(a)
Total Pharmaceuticals				4,683,870
Total Health Care				19,203,992
Industrials — 8.1%
Aerospace & Defense — 0.6%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,100,000	1,146,750	(a)
RBS Global Inc./Rexnord LLC, Senior Notes	4.875%	12/15/25	240,000	240,000	(a)(g)
Total Aerospace & Defense				1,386,750
Air Freight & Logistics — 0.8%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	710,000	711,775
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	130,000	136,338	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	920,000	975,200	(a)
Total Air Freight & Logistics				1,823,313
Airlines — 0.8%
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	258,745	272,976	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	133	149
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	188,570	198,706
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	731,528	761,008
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	598,190	654,449
Total Airlines				1,887,288
Building Products — 0.1%
Standard Industries Inc., Senior Notes	5.125%	2/15/21	240,000	247,769	(a)
Commercial Services & Supplies — 2.5%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	450,000	469,688	(a)
ADT Corp., Senior Secured Notes	6.250%	10/15/21	20,000	22,100
ADT Corp., Senior Secured Notes	4.125%	6/15/23	620,000	628,134
Brink’s Co., Senior Notes	4.625%	10/15/27	600,000	596,700	(a)
CD&R Waterworks Merger Subordinated LLC, Senior Notes	6.125%	8/15/25	310,000	317,068	(a)
Covanta Holding Corp., Senior Notes	5.875%	7/1/25	580,000	581,450
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	570,000	606,337	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	480,000	406,800
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.875%	4/15/23	290,000	309,030	(a)

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2017 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	290,000	$309,575
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	190,000	194,085
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	480,000	510,000
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	860,000	871,825
West Corp., Senior Secured Notes	4.750%	7/15/21	250,000	253,750	(a)
Total Commercial Services & Supplies				6,076,542
Construction & Engineering — 0.1%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000	203,500	(a)
Machinery — 1.3%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	880,000	918,764	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	510,000	515,737	(a)
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	1,050,000	1,139,250	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	449,000	484,359
Total Machinery				3,058,110
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,250,000	1,065,625	(a)
Road & Rail — 0.5%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,130,000	1,135,650	(a)
Trading Companies & Distributors — 0.9%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	400,000	380,500	(a)
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	440,000	468,600	(a)
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	200,000	201,750	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	440,000	449,073	(a)
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	620,000	635,500	(a)
Total Trading Companies & Distributors				2,135,423
Transportation — 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	494,881	230,120	(a)(b)
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	120,000	100,200	(a)
Total Transportation				330,320
Total Industrials				19,350,290
Information Technology — 2.3%
Communications Equipment — 0.2%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	430,000	431,075	(a)
Internet Software & Services — 0.3%
Match Group Inc., Senior Notes	6.375%	6/1/24	350,000	378,875

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Internet Software & Services — continued
Match Group Inc., Senior Notes	5.000%	12/15/27	310,000	$313,100	(a)(g)
Total Internet Software & Services				691,975
IT Services — 1.0%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	850,000	867,000	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	360,000	382,500	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,040,000	1,080,300	(a)
Total IT Services				2,329,800
Semiconductors & Semiconductor Equipment — 0.2%
Entegris Inc., Senior Notes	4.625%	2/10/26	360,000	368,550	(a)
Micron Technology Inc., Senior Notes	5.500%	2/1/25	95,000	100,937
Total Semiconductors & Semiconductor Equipment				469,487
Software — 0.3%
CDK Global Inc., Senior Notes	4.875%	6/1/27	250,000	258,125	(a)
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	580,000	606,100	(a)
Total Software				864,225
Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	360,000	375,302	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	370,000	402,354	(a)
Total Technology Hardware, Storage & Peripherals				777,656
Total Information Technology				5,564,218
Materials — 8.7%
Chemicals — 0.9%
FXI Holdings Inc., Senior Secured Notes	7.875%	11/1/24	570,000	572,308	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	680,000	722,500	(a)
Valvoline Inc., Senior Notes	4.375%	8/15/25	450,000	452,813	(a)
Venator Finance Sarl/Venator Materials Corp., Senior Notes	5.750%	7/15/25	460,000	486,450	(a)
Total Chemicals				2,234,071
Construction Materials — 0.5%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	740,000	784,622	(a)
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.125%	6/1/25	260,000	265,850	(a)
Total Construction Materials				1,050,472
Containers & Packaging — 1.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,380,000	1,469,838	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	300,000	309,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,285,000	1,471,325

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2017 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Plastipak Holdings Inc., Senior Notes	6.250%	10/15/25	280,000	$286,300	(a)
Total Containers & Packaging				3,536,463
Metals & Mining — 5.5%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	410,000	453,173	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	780,000	885,300	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	410,000	424,537	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	470,000	486,369	(a)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	200,000	198,749	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	260,000	273,875	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	400,000	416,204	(a)
ArcelorMittal SA, Senior Bonds	6.125%	6/1/25	410,000	473,550
ArcelorMittal SA, Senior Notes	7.250%	3/1/41	300,000	375,375
Arconic Inc., Senior Notes	5.125%	10/1/24	510,000	545,381
Coeur Mining Inc., Senior Notes	5.875%	6/1/24	370,000	368,613
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	520,000	551,200	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	1,520,000	1,622,600	(a)
Freeport-McMoRan Inc., Senior Notes	6.750%	2/1/22	270,000	280,800
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	850,000	840,437
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	140,000	153,482
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	310,000	308,016
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	380,000	361,836
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	560,000	601,300	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	900,000	997,875	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,132,733	36,814	*(a)(k)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	15,237	0	(a)(b)(c)(d)(f)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	830,000	464,800	(a)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	360,000	372,600	(a)
Steel Dynamics Inc., Senior Notes	5.000%	12/15/26	300,000	317,814
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	340,000	358,700
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	860,000	984,700
Total Metals & Mining				13,154,100
Paper & Forest Products — 0.3%
Mercer International Inc., Senior Notes	6.500%	2/1/24	710,000	751,713
Total Materials				20,726,819
Real Estate — 3.1%
Equity Real Estate Investment Trusts (REITs) — 2.6%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	90,000	92,349

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Equity Real Estate Investment Trusts (REITs) — continued
CoreCivic Inc., Senior Notes	5.000%	10/15/22	440,000	$462,000
CoreCivic Inc., Senior Notes	4.625%	5/1/23	140,000	143,500
CoreCivic Inc., Senior Notes	4.750%	10/15/27	620,000	612,250
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	1,210,000	1,240,250
GEO Group Inc., Senior Notes	5.125%	4/1/23	620,000	626,200
iStar Inc., Senior Bonds	5.250%	9/15/22	470,000	476,462
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	550,000	556,875
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	300,000	325,500
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	250,000	264,688
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	470,000	491,150
Uniti Group Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	590,000	567,875
VICI Properties 1 LLC/VICI FC Inc., Senior Secured Notes (3 mo. USD LIBOR + 3.500%)	4.847%	10/15/22	330,000	332,888	(h)
Total Equity Real Estate Investment Trusts (REITs)				6,191,987
Real Estate Management & Development — 0.5%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	100,000	106,500
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	1,000,000	1,022,500	(a)
Total Real Estate Management & Development				1,129,000
Total Real Estate				7,320,987
Telecommunication Services — 7.8%
Diversified Telecommunication Services — 3.5%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	330,000	330,000
CenturyLink Inc., Senior Notes	5.625%	4/1/25	430,000	381,948
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,070,000	1,134,200	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	550,000	424,875
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	850,000	698,062
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	400,000	380,000
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	850,000	901,000	(a)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	770,000	757,006
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	1,240,000	468,100	*(a)(k)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,430,000	1,530,529	(a)
Wind Tre SpA, Senior Secured Notes	5.000%	1/20/26	370,000	355,796	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	690,000	600,300

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2017 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Windstream Services LLC/Windstream Finance Corp., Senior Notes	6.375%	8/1/23	567,000	$371,385	(a)
Total Diversified Telecommunication Services				8,333,201
Wireless Telecommunication Services — 4.3%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	560,000	586,600	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	720,000	777,600	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	504,000	596,925	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,160,000	2,505,600
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	100,000	105,750	(a)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	715,000	872,300
Sprint Corp., Senior Notes	7.250%	9/15/21	130,000	138,775
Sprint Corp., Senior Notes	7.875%	9/15/23	2,190,000	2,365,200
Sprint Corp., Senior Notes	7.625%	2/15/25	420,000	447,090
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	1,730,000	1,896,512
Total Wireless Telecommunication Services				10,292,352
Total Telecommunication Services				18,625,553
Utilities — 1.8%
Electric Utilities — 0.9%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,115,000	1,448,140
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	500,000	567,500
Total Electric Utilities				2,015,640
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	480,000	471,600
Independent Power and Renewable Electricity Producers — 0.7%
AES Corp., Senior Notes	5.500%	4/15/25	820,000	868,175
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	837,893	816,946
NRG Energy Inc., Senior Notes	7.250%	5/15/26	30,000	33,075
Total Independent Power and Renewable Electricity Producers				1,718,196
Total Utilities				4,205,436
Total Corporate Bonds & Notes (Cost — $201,554,095)				204,167,866
Asset-Backed Securities — 3.6%
Ares CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	7.864%	10/15/29	700,000	725,666	(a)(h)
Avery Point CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	6.891%	8/5/27	750,000	757,627	(a)(h)
Carlyle Global Market Strategies, 2015-2A D (3 mo. USD LIBOR + 5.300%)	6.675%	4/27/27	500,000	502,261	(a)(h)

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Carlyle Global Market Strategies, 2017-2A C (3 mo. USD LIBOR + 3.700%)	5.032%	7/20/31	500,000	$513,021	(a)(h)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	7.363%	4/20/29	500,000	509,004	(a)(h)
Cumberland Park CLO Ltd., 2015-2A E (3 mo. USD LIBOR + 5.000%)	6.363%	7/20/26	500,000	500,749	(a)(h)
Dryden Senior Loan Fund, 2015-40A E (3 mo. USD LIBOR + 5.950%)	7.366%	8/15/28	750,000	752,932	(a)(h)
Galaxy CLO Ltd., 2015-20A E (3 mo. USD LIBOR + 5.500%)	6.863%	7/20/27	250,000	250,713	(a)(h)
GoldenTree Loan Opportunities Ltd., 2015-10A E2 (3 mo. USD LIBOR + 5.200%)	6.563%	7/20/27	500,000	506,494	(a)(h)
Jamestown CLO Ltd., 2015-8A D2 (3 mo. USD LIBOR + 6.750%)	8.109%	1/15/28	500,000	501,989	(a)(h)
MidOcean Credit CLO, 2017-7A D (3 mo. USD LIBOR + 3.880%)	5.199%	7/15/29	500,000	509,193	(a)(h)
Neuberger Berman CLO Ltd., 2015-19A D (3 mo. USD LIBOR + 5.250%)	6.609%	7/15/27	500,000	501,103	(a)(h)
Oaktree CLO Ltd., 2015-1A D (3 mo. USD LIBOR + 5.600%)	6.963%	10/20/27	500,000	501,912	(a)(h)
Oaktree CLO Ltd., 2015-1A DR	0.000%	10/20/27	250,000	250,000	(a)(g)(h)
OZLM Ltd., 2017-19A C (3 mo. USD LIBOR + 3.100%)	4.470%	11/22/30	800,000	804,000	(a)(h)
Treman Park CLO Ltd., 2015-1A E (3 mo. USD LIBOR + 6.200%)	7.563%	4/20/27	500,000	502,604	(a)(h)
Total Asset-Backed Securities (Cost — $8,187,309)				8,589,268
Collateralized Mortgage Obligations (l) — 0.6%
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	900,000	531,395	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.772%	8/15/48	700,000	445,214	(a)(h)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	800,000	450,312	(a)
Total Collateralized Mortgage Obligations (Cost — $1,615,113)				1,426,921
Convertible Bonds & Notes — 1.2%
Consumer Discretionary — 0.2%
Media — 0.2%
DISH Network Corp., Senior Bonds	3.375%	8/15/26	110,000	123,131
DISH Network Corp., Senior Notes	2.375%	3/15/24	410,000	401,031	(a)
Total Consumer Discretionary				524,162
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	280,000	258,125	(a)
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	570,000	515,850
Total Energy				773,975
Health Care — 0.2%
Pharmaceuticals — 0.2%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	410,000	390,269	(a)

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2017 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.5%
Communications Equipment — 0.0%
Finisar Corp., Senior Bonds	0.500%	12/15/33	90,000	$91,013
Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	210,000	253,313	(a)
Software — 0.3%
Verint Systems Inc., Senior Notes	1.500%	6/1/21	80,000	79,250
Workday Inc., Senior Notes	0.250%	10/1/22	570,000	563,587	(a)
Total Software				642,837
Technology Hardware, Storage & Peripherals — 0.1%
Electronics For Imaging Inc., Senior Bonds	0.750%	9/1/19	260,000	253,987
Total Information Technology				1,241,150
Total Convertible Bonds & Notes (Cost — $2,898,821)				2,929,556
Senior Loans — 2.3%
Consumer Discretionary — 0.6%
Diversified Consumer Services — 0.2%
Laureate Education Inc., 2017 Term Loan B (1 mo. LIBOR + 4.500%)	5.850%	4/26/24	507,450	510,939	(h)(m)(n)
Specialty Retail — 0.3%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.340%	3/11/22	179,540	154,591	(h)(m)(n)
Spencer Gifts LLC, Second Lien Term Loan (2 mo. LIBOR + 8.250%)	9.530%	6/29/22	830,000	456,500	(c)(h)(m)(n)
Total Specialty Retail				611,091
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	6.980%	10/28/20	624,000	310,960	(h)(m)(n)
Total Consumer Discretionary				1,432,990
Energy — 0.3%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	215,310	183,014	*(c)
Pacific Drilling SA, Term Loan B (3 mo. LIBOR + 3.500%)	4.875%	6/3/18	146,931	49,222	(c)(h)(m)(n)
Total Energy Equipment & Services				232,236
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	8.954%	8/23/21	510,000	544,425	(c)(h)(m)(n)
Total Energy				776,661
Health Care — 0.7%
Health Care Equipment & Supplies — 0.4%
Immucor Inc., Extended Term Loan B (2 mo. LIBOR + 5.000%)	6.314%	6/15/21	381,823	388,345	(h)(m)(n)
Lantheus Medical Imaging Inc., 2017 Term Loan (1 mo. LIBOR + 4.500%)	5.742%	6/30/22	567,150	572,822	(c)(h)(m)(n)
Total Health Care Equipment & Supplies				961,167

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — 0.3%
RadNet Inc., Reprice Term Loan (3 mo. LIBOR + 3.750%)	5.110-7.000%	6/30/23	848,831		$855,197	(h)(m)(n)
Total Health Care					1,816,364
Information Technology — 0.2%
Internet Software & Services — 0.2%
Ancestry.com Operations Inc., 2017 First Lien Term Loan	—	10/19/23	470,000		473,378	(o)
Materials — 0.2%
Metals & Mining — 0.2%
Murray Energy Corp., Term Loan B2 (3 mo. LIBOR + 7.250%)	8.583%	4/16/20	476,964		424,413	(h)(m)(n)
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple Power LLC, 2015 Term Loan B (3 mo. ICE LIBOR + 6.250% PIK)	7.397%	3/4/22	982,402		687,681	*(b)(h)(k)(m)(n)
Total Senior Loans (Cost — $6,633,898)					5,611,487
Sovereign Bonds — 1.0%
Argentina — 0.4%
Republic of Argentina, Senior Bonds	6.875%	4/22/21	160,000		173,980
Republic of Argentina, Senior Bonds	5.625%	1/26/22	240,000		252,480
Republic of Argentina, Senior Bonds	7.500%	4/22/26	250,000		283,250
Republic of Argentina, Senior Notes	6.875%	1/26/27	330,000		361,185
Total Argentina					1,070,895
Mexico — 0.6%
United Mexican States, Senior Bonds	6.500%	6/9/22	27,277,000	MXN	1,428,654
Total Sovereign Bonds (Cost — $3,187,233)					2,499,549

			Shares
Common Stocks — 2.4%
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.4%
Bossier Casino Venture Holdco Inc.			81,754		865,775	*(c)(d)
Media — 0.1%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		199,296	*(c)(d)
Total Consumer Discretionary					1,065,071
Energy — 1.8%
Energy Equipment & Services — 0.8%
KCAD Holdings I Ltd.			424,046,710		1,908,210	* (c)(d)

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2017 Semi-Annual Report

Western Asset High Yield Fund

Security		Shares	Value
Oil, Gas & Consumable Fuels — 1.0%
Berry Petroleum Co.		123,003	$1,178,775	*
Blue Ridge Mountain Resources Inc.		130,264	1,302,640	*
MWO Holdings LLC		621	0	*(c)(d)(f)
Total Oil, Gas & Consumable Fuels			2,481,415
Total Energy			4,389,625
Industrials — 0.1%
Marine — 0.1%
Tricer HoldCo, S.C.A.		58,411	160,630	*(c)(d)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.		3,456	0	*(a)(c)(d)(f)
Total Industrials			160,630
Total Common Stocks (Cost — $9,268,608)			5,615,326

	Rate
Convertible Preferred Stocks — 0.8%
Energy — 0.8%
Oil, Gas & Consumable Fuels — 0.8%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%	133,672	1,420,265	(b)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%	2,002	21,271	(b)(j)
Sanchez Energy Corp.	6.500%	17,300	351,882
Total Convertible Preferred Stocks (Cost — $2,012,069)			1,793,418
Preferred Stocks — 0.4%
Financials — 0.3%
Diversified Financial Services — 0.3%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	7.750%	26,950	738,969	(h)
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%	25,960,600	259,606	*(c)(d)
Total Preferred Stocks (Cost — $2,825,132)			998,575
Total Investments before Short-Term Investments (Cost — $238,182,278)			233,631,966
Short-Term Investments — 1.3%
Western Asset Government Cash Management Portfolio LLC (Cost — $3,005,690)	1.130%	3,005,690	3,005,690	(p)
Total Investments — 99.0% (Cost — $241,187,968)			236,637,656
Other Assets in Excess of Liabilities — 1.0%			2,396,751
Total Net Assets — 100.0%			$239,034,407

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset High Yield Fund

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	The maturity principal is currently in default as of November 30, 2017.

(f)	Value is less than $1.

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Restricted security (See Note 9).

(k)	The coupon payment on these securities is currently in default as of November 30, 2017.

(l)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(o)	All or a portion of this loan is unfunded as of November 30, 2017. The interest rate for fully unfunded term loans is to be determined.

(p)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer or a company which is under common ownership or control. At November 30, 2017, the total market value of investments in Affiliated Companies was $3,005,690 and the cost was $3,005,690 (See Note 10).

Abbreviations used in this schedule:
CLO	— Collateral Loan Obligation
EUR	— Euro
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2017 Semi-Annual Report

Western Asset High Yield Fund

At November 30, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	205	3/18	$23,927,314	$23,850,469	$(76,845)
U.S. Treasury Ultra Long-Term Bonds	12	3/18	1,990,883	1,978,500	(12,383)
					(89,228)
Contracts to Sell:
U.S. Treasury Long-Term Bonds	14	3/18	2,144,194	2,124,063	20,131
Net unrealized depreciation on open futures contracts					$(69,097)

At November 30, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	688,669	EUR	580,000	Citibank N.A.	1/19/18	$(3,850)

Abbreviations used in this table:
EUR	— EURO
USD	— United States Dollar

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	25

Statement of assets and liabilities (unaudited)

November 30, 2017

Assets:
Investments in unaffiliated securities, at value (Cost — $238,182,278)	$233,631,966
Investments in affiliated securities, at value (Cost — $3,005,690)	3,005,690
Foreign currency, at value (Cost — $229,847)	227,669
Cash	318,327
Interest receivable	3,391,665
Receivable for securities sold	265,986
Deposits with brokers for centrally cleared swap contracts	211,185
Deposits with brokers for open futures contracts	144,294
Receivable for Fund shares sold	138,792
Prepaid expenses	74,727
Total Assets	241,410,301

Liabilities:
Payable for securities purchased	1,998,524
Investment management fee payable	106,193
Payable for Fund shares repurchased	76,338
Payable to broker — variation margin on open futures contracts	56,344
Distributions payable	34,633
Service and/or distribution fees payable	10,336
Payable to broker — variation margin on centrally cleared swaps	9,065
Unrealized depreciation on forward foreign currency contracts	3,850
Directors’ fees payable	1,085
Accrued expenses	79,526
Total Liabilities	2,375,894
Total Net Assets	$239,034,407

Net Assets:
Par value (Note 7)	$29,439
Paid-in capital in excess of par value	283,562,365
Overdistributed net investment income	(217,662)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(39,713,345)
Net unrealized depreciation on investments, futures contracts, forward foreign currency contracts and foreign currencies	(4,626,390)
Total Net Assets	$239,034,407

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2017 Semi-Annual Report

Net Assets:
Class A	$4,060,959
Class A2	$30,991,153
Class C	$3,728,106
Class R	$227,253
Class I	$89,770,693
Class IS	$110,256,243

Shares Outstanding:
Class A	501,172
Class A2	3,814,965
Class C	463,721
Class R	28,195
Class I	11,152,230
Class IS	13,479,016

Net Asset Value:
Class A (and redemption price)	$8.10
Class A2 (and redemption price)	$8.12
Class C*	$8.04
Class R (and redemption price)	$8.06
Class I (and redemption price)	$8.05
Class IS (and redemption price)	$8.18
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$8.46
Class A2 (based on maximum initial sales charge of 4.25%)	$8.48

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	27

Statement of operations (unaudited)

For the Six Months Ended November 30, 2017

Investment Income:
Interest from unaffiliated investments	$7,849,273
Interest from affiliated investments	21,964
Dividends	113,135
Total Investment Income	7,984,372

Expenses:
Investment management fee (Note 2)	687,902
Service and/or distribution fees (Notes 2 and 5)	63,069
Registration fees	50,056
Transfer agent fees (Note 5)	37,803
Audit and tax fees	30,052
Fund accounting fees	20,751
Shareholder reports	14,179
Interest expense	12,048
Custody fees	4,676
Legal fees	4,452
Directors’ fees	3,496
Insurance	2,358
Commitment fees (Note 8)	1,140
Fees recaptured by investment manager (Note 2)	38
Miscellaneous expenses	5,162
Total Expenses	937,182
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(6,129)
Net Expenses	931,053
Net Investment Income	7,053,319

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,460,733)
Futures contracts	(147,577)
Written options	40,443
Swap contracts	7,394
Forward foreign currency contracts	(10,129)
Foreign currency transactions	(1,268)
Net Realized Loss	(2,571,870)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	2,128,846
Futures contracts	(138,713)
Swap contracts	(133,761)
Forward foreign currency contracts	(3,850)
Foreign currencies	(4,728)
Change in Net Unrealized Appreciation (Depreciation)	1,847,794
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(724,076)
Increase in Net Assets From Operations	$6,329,243

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2017 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2017 (unaudited) and the Year Ended May 31, 2017	November 30	May 31

Operations:
Net investment income	$7,053,319	$17,642,386
Net realized loss	(2,571,870)	(1,895,183)
Change in net unrealized appreciation (depreciation)	1,847,794	20,358,485
Increase in Net Assets From Operations	6,329,243	36,105,688

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,023,155)	(15,989,470)
Return of capital	—	(685,247)
Decrease in Net Assets From Distributions to Shareholders	(7,023,155)	(16,674,717)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	23,170,884	140,354,973
Reinvestment of distributions	6,814,874	16,360,121
Cost of shares repurchased	(45,597,268)	(222,856,875)
Decrease in Net Assets From Fund Share Transactions	(15,611,510)	(66,141,781)
Decrease in Net Assets	(16,305,422)	(46,710,810)

Net Assets:
Beginning of period	255,339,829	302,050,639
End of period*	$239,034,407	$255,339,829
*Includes overdistributed net investment income of:	$(217,662)	$(247,826)

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	29

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2017[2]	2017	2016	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$8.13	$7.60	$8.60	$9.19	$9.04	$8.86	$8.61

Income (loss) from operations:
Net investment income	0.22	0.47	0.50	0.52	0.23	0.55	0.40
Net realized and unrealized gain (loss)	(0.03)	0.50	(1.00)	(0.58)	0.14	0.17	0.37
Total income (loss) from operations	0.19	0.97	(0.50)	(0.06)	0.37	0.72	0.77

Less distributions from:
Net investment income	(0.22)	(0.42)	(0.50)	(0.53)	(0.22)	(0.54)	(0.52)
Return of capital	—	(0.02)	—	—	—	—	—
Total distributions	(0.22)	(0.44)	(0.50)	(0.53)	(0.22)	(0.54)	(0.52)

Net asset value, end of period	$8.10	$8.13	$7.60	$8.60	$9.19	$9.04	$8.86
Total return[6]	2.35%	13.07%	(5.63)%	(0.62)%[7]	4.25%	8.26%	9.25%

Net assets, end of period (000s)	$4,061	$6,137	$10,896	$6,453	$9,579	$10,391	$406

Ratios to average net assets:
Gross expenses	0.99%[8]	0.99%	0.96%	0.96%[9]	1.05%[8,9]	1.10%[9]	1.12%[8]
Net expenses[10]	0.99 [8]	0.99 [11]	0.96	0.96 [9]	1.05 [8,9]	0.98 [9,11]	0.93 [8,11]
Net investment income	5.39 [8]	5.96	6.58	5.96	5.96 [8]	6.09	6.90 [8]

Portfolio turnover rate	31%	74%	71%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2017 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.74% for the year ended May 31, 2015.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2017 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A2 Shares[1]	2017[2]	2017	2016	2015[3]

Net asset value, beginning of period	$8.14	$7.62	$8.63	$9.06

Income (loss) from operations:
Net investment income	0.22	0.47	0.51	0.43
Net realized and unrealized gain (loss)	(0.02)	0.50	(1.01)	(0.43)
Total income (loss) from operations	0.20	0.97	(0.50)	0.00	[4]

Less distributions from:
Net investment income	(0.22)	(0.43)	(0.51)	(0.43)
Return of capital	—	(0.02)	—	—
Total distributions	(0.22)	(0.45)	(0.51)	(0.43)

Net asset value, end of period	$8.12	$8.14	$7.62	$8.63
Total return[5]	2.48%	12.97%	(5.70)%	0.06%[6]

Net assets, end of period (000s)	$30,991	$27,875	$14,974	$8,777

Ratios to average net assets:
Gross expenses	0.97%[7]	0.96%	0.98%	0.92%[7]
Net expenses[8]	0.97 [7]	0.96	0.98	0.92	[7]
Net investment income	5.43 [7]	5.90	6.62	6.09	[7]

Portfolio turnover rate	31%	74%	71%	82%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2017 (unaudited).

[3]	For the period August 1, 2014 (inception date) to May 31, 2015.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.05% for the period ended May 31, 2015.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[9]	For the year ended May 31, 2015.

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	31

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2017[2]	2017	2016	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$8.06	$7.54	$8.53	$9.10	$8.95	$8.85	$8.61

Income (loss) from operations:
Net investment income	0.19	0.41	0.44	0.45	0.19	0.47	0.35
Net realized and unrealized gain (loss)	(0.02)	0.49	(0.99)	(0.57)	0.15	0.10	0.38
Total income (loss) from operations	0.17	0.90	(0.55)	(0.12)	0.34	0.57	0.73

Less distributions from:
Net investment income	(0.19)	(0.36)	(0.44)	(0.45)	(0.19)	(0.47)	(0.49)
Return of capital	—	(0.02)	—	—	—	—	—
Total distributions	(0.19)	(0.38)	(0.44)	(0.45)	(0.19)	(0.47)	(0.49)

Net asset value, end of period	$8.04	$8.06	$7.54	$8.53	$9.10	$8.95	$8.85
Total return[6]	2.09%	12.18%	(6.32)%	(1.25)%[7]	3.83%	6.59%	8.73%

Net assets, end of period (000s)	$3,728	$3,791	$2,828	$2,667	$1,724	$1,053	$159

Ratios to average net assets:
Gross expenses	1.73%[8]	1.72%	1.76%[9]	1.81%[9]	1.87%[8,9]	1.88%[9]	2.15%[8]
Net expenses[10]	1.73 [8]	1.72	1.76 [9]	1.77 [9,11]	1.80 [8,9,11]	1.80 [9,11]	1.69 [8,11]
Net investment income	4.66 [8]	5.17	5.78	5.17	5.22 [8]	5.27	6.07 [8]

Portfolio turnover rate	31%	74%	71%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2017 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -1.25% for the year ended May 31, 2015.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Western Asset High Yield Fund 2017 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2017[2]	2017	2016	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$8.08	$7.55	$8.54	$9.12	$8.96	$8.87	$8.61

Income (loss) from operations:
Net investment income	0.21	0.45	0.48	0.49	0.21	0.51	0.38
Net realized and unrealized gain (loss)	(0.03)	0.50	(0.99)	(0.58)	0.16	0.10	0.37
Total income (loss) from operations	0.18	0.95	(0.51)	(0.09)	0.37	0.61	0.75

Less distributions from:
Net investment income	(0.20)	(0.40)	(0.48)	(0.49)	(0.21)	(0.52)	(0.49)
Return of capital	—	(0.02)	—	—	—	—	—
Total distributions	(0.20)	(0.42)	(0.48)	(0.49)	(0.21)	(0.52)	(0.49)

Net asset value, end of period	$8.06	$8.08	$7.55	$8.54	$9.12	$8.96	$8.87
Total return[6]	2.31%	12.80%	(6.01)%	(0.77)%[7]	4.16%	7.03%	9.05%

Net assets, end of period (000s)	$227	$187	$273	$372	$372	$79	$11

Ratios to average net assets:
Gross expenses	1.56%[8,9]	1.83%[9]	1.53%[9]	1.55%[9]	1.37%[8,9]	1.51%[9]	1.37%[8]
Net expenses[10,11]	1.31 [8,9]	1.30 [9]	1.30 [9]	1.30 [9]	1.30 [8,9]	1.26 [9]	1.30 [8]
Net investment income	5.08 [8]	5.65	6.28	5.62	5.68 [8]	5.78	6.59 [8]

Portfolio turnover rate	31%	74%	71%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2017 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.89% for the year ended May 31, 2015.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	33

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2017[2]	2017	2016	2015	2014[3]	2013[4]	2012[4]

Net asset value, beginning of period	$8.07	$7.55	$8.54	$9.12	$8.96	$8.87	$8.10

Income (loss) from operations:
Net investment income	0.23	0.50	0.52	0.55	0.24	0.58	0.63
Net realized and unrealized gain (loss)	(0.02)	0.49	(0.99)	(0.58)	0.15	0.08	0.77
Total income (loss) from operations	0.21	0.99	(0.47)	(0.03)	0.39	0.66	1.40

Less distributions from:
Net investment income	(0.23)	(0.45)	(0.52)	(0.55)	(0.23)	(0.57)	(0.63)
Return of capital	—	(0.02)	—	—	—	—	—
Total distributions	(0.23)	(0.47)	(0.52)	(0.55)	(0.23)	(0.57)	(0.63)

Net asset value, end of period	$8.05	$8.07	$7.55	$8.54	$9.12	$8.96	$8.87
Total return[5]	2.61%	13.33%	(5.35)%	(0.28)%[6]	4.42%	7.64%	17.76%

Net assets, end of period (000s)	$89,771	$102,389	$105,119	$221,201	$407,122	$409,166	$385,634

Ratios to average net assets:
Gross expenses	0.72%[7]	0.70%	0.72%	0.68%	0.69%[7]	0.70%	0.66%
Net expenses	0.72 [7]	0.70	0.72	0.68	0.69 [7]	0.70	0.66
Net investment income	5.66 [7]	6.26	6.83	6.20	6.33 [7]	6.46	7.37

Portfolio turnover rate	31%	74%	71%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2017 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.40% for the year ended May 31, 2015.

[7]	Annualized.

See Notes to Financial Statements.

34	Western Asset High Yield Fund 2017 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2017[2]	2017	2016	2015	2014[3]	2013[4]	2012[4]

Net asset value, beginning of period	$8.20	$7.67	$8.68	$9.27	$9.11	$9.01	$8.23

Income (loss) from operations:
Net investment income	0.24	0.51	0.54	0.55	0.24	0.60	0.65
Net realized and unrealized gain (loss)	(0.03)	0.50	(1.01)	(0.58)	0.16	0.09	0.76
Total income (loss) from operations	0.21	1.01	(0.47)	(0.03)	0.40	0.69	1.41

Less distributions from:
Net investment income	(0.23)	(0.46)	(0.54)	(0.56)	(0.24)	(0.59)	(0.63)
Return of capital	—	(0.02)	—	—	—	—	—
Total distributions	(0.23)	(0.48)	(0.54)	(0.56)	(0.24)	(0.59)	(0.63)

Net asset value, end of period	$8.18	$8.20	$7.67	$8.68	$9.27	$9.11	$9.01
Total return[5]	2.64%	13.41%	(5.32)%	(0.23)%[6]	4.42%	7.82%	17.67%

Net assets, end of period (000s)	$110,256	$114,960	$167,961	$155,451	$159,217	$141,592	$140,665

Ratios to average net assets:
Gross expenses	0.67%[7]	0.65%	0.64%	0.63%[8]	0.62%[7]	0.63%[8]	0.63%
Net expenses[9]	0.66 [7,10]	0.65	0.64	0.63 [8]	0.61 [7,10]	0.63 [8]	0.63 [10]
Net investment income	5.73 [7]	6.32	6.89	6.29	6.41 [7]	6.57	7.41

Portfolio turnover rate	31%	74%	71%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2017 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.23% for the year ended May 31, 2015.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2017 Semi-Annual Report	35

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

36	Western Asset High Yield Fund 2017 Semi-Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Yield Fund 2017 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$47,408,808	$1,213,734		$48,622,542
Energy	—	35,923,780	0	*	35,923,780
Health care	—	18,540,469	663,523		19,203,992
Materials	—	20,726,819	0	*	20,726,819
Other corporate bonds & notes	—	79,690,733	—		79,690,733
Asset-backed securities	—	8,589,268	—		8,589,268
Collateralized mortgage obligations	—	1,426,921	—		1,426,921
Convertible bonds & notes	—	2,929,556	—		2,929,556
Senior loans:
Consumer discretionary	—	976,490	456,500		1,432,990
Energy	—	—	776,661		776,661
Health care	—	1,243,542	572,822		1,816,364
Other senior loans	—	1,585,472	—		1,585,472
Sovereign bonds	—	2,499,549	—		2,499,549
Common stocks:
Consumer discretionary	—	—	1,065,071		1,065,071
Energy	$1,302,640	1,178,775	1,908,210		4,389,625
Industrials	—	—	160,630		160,630
Convertible preferred stocks	—	1,793,418	—		1,793,418
Preferred stocks:
Financials	738,969	—	—		738,969
Industrials	—	—	259,606		259,606
Total long-term investments	2,041,609	224,513,600	7,076,757		233,631,966
Short-term investments†	—	3,005,690	—		3,005,690
Total investments	$2,041,609	$227,519,290	$7,076,757		$236,637,656
Other financial instruments:
Futures contracts	20,131	—	—		20,131
Total	$2,061,740	$227,519,290	$7,076,757		$236,657,787

38	Western Asset High Yield Fund 2017 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$89,228	—	—	$89,228
Forward foreign currency contracts	—	$3,850	—	3,850
Total	$89,228	$3,850	—	$93,078

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Health Care	Materials
Balance as of May 31, 2017	$1,441,473	$0	*	—	$0	*
Accrued premiums/discounts	20,293	—		$452	—
Realized gain (loss)[1]	—	—		—	—
Change in unrealized appreciation (depreciation)[2]	(20,293)	—		7,691	—
Purchases	92,936	—		655,380	—
Sales	(320,675)	—		—	—
Transfers into Level 3[3]	—	—		—	—
Transfers out of Level 3[4]	—	—		—	—
Balance as of November 30, 2017	$1,213,734	$0	*	$663,523	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2017[2]	$(20,293)	—		$7,691	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care
Balance as of May 31, 2017	$907,144	$236,113	$1,391,693
Accrued premiums/discounts	5,388	863	426
Realized gain (loss)[1]	192	3,580	8,054
Change in unrealized appreciation (depreciation)[2]	(142,064)	(2,058)	(18,840)
Purchases	—	5,008	—
Sales	(3,200)	(243,506)	(1,381,333)
Transfers into Level 3[3]	—	776,661	572,822
Transfers out of Level 3[4]	(310,960)	—	—
Balance as of November 30, 2017	$456,500	$776,661	$572,822
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2017[2]	$(124,758)	—	—

Western Asset High Yield Fund 2017 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials
Balance as of May 31, 2017	$700,989	$3,681,633	$168,300	$172,897	$0	*
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)[1]	—	(3,162,736)	53,317	—	(251,383)
Change in unrealized appreciation (depreciation)[2]	364,082	2,581,732	(52,925)	(12,267)	251,383
Purchases	—	—	—	—	—
Sales	—	(13,644)	(168,692)	—	(0)	*
Transfers into Level 3[3]	—	—	—	—	—
Transfers out of Level 3[4]	—	(1,178,775)	—	—	—
Balance as of November 30, 2017	$1,065,071	$1,908,210	—	$160,630	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2017[2]	$364,082	$(528,002)	—	$(12,267)	—

	Convertible Preferred Stocks	Preferred Stocks
Investments in Securities (cont’d)	Energy	Industrials	Total
Balance as of May 31, 2017	$1,729,844	$259,606	$10,689,692
Accrued premiums/discounts	—	—	27,422
Realized gain (loss)[1]	—	—	(3,348,976)
Change in unrealized appreciation (depreciation)[2]	(288,308)	—	2,668,133
Purchases	—	—	753,324
Sales	—	—	(2,131,050)
Transfers into Level 3[3]	—	—	1,349,483
Transfers out of Level 3[4]	(1,441,536)	—	(2,931,271)
Balance as of November 30, 2017	—	$259,606	$7,076,757
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2017[2]	—	—	$(313,547)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in unaffiliated securities in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund

40	Western Asset High Yield Fund 2017 Semi-Annual Report

acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a

Western Asset High Yield Fund 2017 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an

42	Western Asset High Yield Fund 2017 Semi-Annual Report

unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Western Asset High Yield Fund 2017 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2017, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended November 30, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of

44	Western Asset High Yield Fund 2017 Semi-Annual Report

protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with

Western Asset High Yield Fund 2017 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At November 30, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

46	Western Asset High Yield Fund 2017 Semi-Annual Report

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA

Western Asset High Yield Fund 2017 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of November 30, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $3,850. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gain and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

48	Western Asset High Yield Fund 2017 Semi-Annual Report

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset and Western Asset Limited monthly all of the management fee that it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class R and Class IS shares did not exceed 1.05%, 1.25%, 1.80%, 1.30% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

During the six months ended November 30, 2017, fees waived and/or expenses reimbursed amounted to $6,129.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the

Western Asset High Yield Fund 2017 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at November 30, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class R	Class IS
Expires May 31, 2018	—	—	—	$268	—
Expires May 31, 2019	—	—	—	444	—
Expires May 31, 2020	—	—	—	213	$5,874
Total fee waivers/expense reimbursements subject to recapture	—	—	—	$925	$5,874

For the six months ended November 30, 2017, LMPFA recaptured $38 for Class R shares.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2017, LMIS and its affiliates retained sales charges of $1,645 and $7,352 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the six months ended November 30, 2017, there were no CDSCs paid to LMIS and its affiliates.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended November 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$74,167,977
Sales	82,181,388

50	Western Asset High Yield Fund 2017 Semi-Annual Report

At November 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$241,187,968	$10,863,044	$(15,413,356)	$(4,550,312)
Futures contracts	—	20,131	(89,228)	(69,097)
Forward foreign currency contracts	—	—	(3,850)	(3,850)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2017.

ASSET DERIVATIVES[1]
			Interest Rate Risk
Futures contracts[2]			$20,131

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$89,228	—	$89,228
Forward foreign currency contracts	—	$3,850	3,850
Total	$89,228	$3,850	$93,078

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	—	—	$40,443	—	$40,443
Futures contracts	$(147,577)	—	—	—	(147,577)
Swap contracts	—	—	(113,071)	$120,465	7,394
Forward foreign currency contracts	—	$(10,129)	—	—	(10,129)
Total	$(147,577)	$(10,129)	$(72,628)	$120,465	$(109,869)

Western Asset High Yield Fund 2017 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Futures contracts	$(138,713)	—	—	$(138,713)
Swap contracts	—	—	$(133,761)	(133,761)
Forward foreign currency contracts	—	$(3,850)	—	(3,850)
Total	$(138,713)	$(3,850)	$(133,761)	$(276,324)

During the six months ended November 30, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$5,474
Futures contracts (to buy)	26,113,842
Futures contracts (to sell)	1,971,339
Forward foreign currency contracts (to sell)	491,274

Average Notional Balance
Credit default swap contracts (to buy protection)†	$2,134,286
Total return swap contracts†	405,978

†	At November 30, 2017, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of November 30, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Citibank N. A.	—	$(3,850)	$(3,850)	—	$(3,850)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$6,213	$1,652
Class A2	37,343	7,137
Class C	19,004	1,232

52	Western Asset High Yield Fund 2017 Semi-Annual Report

	Service and/or Distribution Fees		Transfer Agent Fees
Class R	$509	[1]	$359
Class I	—		26,808
Class IS	—		615
Total	$63,069		$37,803

[1]	Amount shown is exclusive of expense reimbursements. For the six months ended November 30, 2017, the service and/or distribution fees reimbursed amounted to $42 for Class R shares.

For the six months ended November 30, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2	—
Class C	—
Class R	$255
Class I	—
Class IS	5,874
Total	$6,129

6. Distributions to shareholders by class

	Six Months Ended November 30, 2017	Year Ended May 31, 2017
Net Investment Income:
Class A	$133,494	$357,550
Class A2	806,581	1,087,628
Class C	88,004	161,906
Class R	5,145	15,451
Class I	2,755,170	5,685,314
Class IS	3,234,761	8,681,621
Total	$7,023,155	$15,989,470

Return of Capital:
Class A	—	$12,264
Class A2	—	61,077
Class C	—	8,255
Class R	—	611
Class I	—	242,811
Class IS	—	360,229
Total	—	$685,247

Western Asset High Yield Fund 2017 Semi-Annual Report	53

Notes to financial statements (unaudited) (cont’d)

7. Capital shares

At November 30, 2017, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2017		Year Ended May 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	221,597	$1,797,859	2,210,236	$17,527,178
Shares issued on reinvestment	14,544	118,405	41,288	328,982
Shares repurchased	(490,204)	(3,976,854)	(2,930,292)	(22,989,727)
Net decrease	(254,063)	$(2,060,590)	(678,768)	$(5,133,567)

Class A2
Shares sold	470,862	$3,843,240	1,492,279	$11,995,279
Shares issued on reinvestment	98,877	806,581	143,189	1,148,705
Shares repurchased	(177,435)	(1,449,188)	(178,881)	(1,432,496)
Net increase	392,304	$3,200,633	1,456,587	$11,711,488

Class C
Shares sold	31,317	$252,532	225,798	$1,778,581
Shares issued on reinvestment	9,182	74,106	16,958	134,577
Shares repurchased	(47,191)	(379,622)	(147,569)	(1,176,066)
Net increase (decrease)	(6,692)	$(52,984)	95,187	$737,092

Class R
Shares sold	7,289	$59,009	12,445	$98,502
Shares issued on reinvestment	296	2,396	1,264	10,012
Shares repurchased	(2,540)	(20,547)	(26,714)	(213,256)
Net increase (decrease)	5,045	$40,858	(13,005)	$(104,742)

Class I
Shares sold	1,967,450	$15,905,790	8,379,170	$66,506,537
Shares issued on reinvestment	319,062	2,578,625	720,421	5,710,692
Shares repurchased	(3,821,653)	(30,817,559)	(10,340,102)	(81,849,403)
Net decrease	(1,535,141)	$(12,333,144)	(1,240,511)	$(9,632,174)

Class IS
Shares sold	159,660	$1,312,454	5,237,767	$42,448,896
Shares issued on reinvestment	393,876	3,234,761	1,121,185	9,027,153
Shares repurchased	(1,093,214)	(8,953,498)	(14,241,590)	(115,195,927)
Net decrease	(539,678)	$(4,406,283)	(7,882,638)	$(63,719,878)

8. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”), from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency

54	Western Asset High Yield Fund 2017 Semi-Annual Report

purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended November 30, 2017, the Fund incurred a commitment fee in the amount of $1,140. The Fund did not utilize the Redemption Facility during the six months ended November 30, 2017.

9. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 11/30/2017		Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	2,002	2/17	$20,020	$21,271		$10.63	0.01%
BioScript Inc., First Lien Notes, 8.224%, due 6/30/22	$662,000	6/17	655,832	663,523	(a)	100.23	0.28%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

10. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the six months ended November 30, 2017. The following transactions were effected in shares of such companies for the six months ended November 30, 2017.

	Affiliate Value at May 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2017
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$48,621,964	48,621,964	$45,616,274	45,616,274	—	$21,964	—	$3,005,690

11. Deferred capital losses

As of May 31, 2017, the Fund had deferred capital losses of $36,405,651, which have no expiration date, that will be available to offset future taxable capital gains.

Western Asset High Yield Fund 2017 Semi-Annual Report	55

Notes to financial statements (unaudited) (cont’d)

12. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

56	Western Asset High Yield Fund 2017 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“WAML” and together with Western Asset, the “Subadvisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 12, 2017 and October 17, 2017. At a meeting held on November 14, 2017, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as WAML, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by WAML. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreement between LMPFA and WAML with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to WAML because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to approve and renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the

Western Asset High Yield Fund	57

Board approval of management and subadvisory agreements (unaudited) (cont’d)

capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each Subadviser would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three- and five-year periods ended August 31, 2017. In that connection, the Directors noted that the performance of the Fund exceeded the peer average performance for the one-year period, but was lower than its peer group’s average performance for the three-year and five-year periods. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by either Subadviser. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group, and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the Subadvisers; the direct and indirect benefits that LMPFA and the Subadvisers may receive from their relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was

58	Western Asset High Yield Fund

consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset High Yield Fund	59

Western Asset

High Yield Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart,

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012828 1/18 SR17-3255

ITEM 2.     CODE OF ETHICS.

Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	January 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett Principal Financial Officer

Date:	January 25, 2018